SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2017 (March 10, 2017)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement.
Item 2.03    Creation of a Direct Financial Obligation.
Item 3.02    Unregistered Sales of Equity Securities.

On March 10, 2017, MoneyOnMobile, Inc. (the “Company”) and Hall MOM, LLC (“Hall MOM”) released respective signatures to a settlement agreement and release (“Hall Settlement Agreement”) dated March 1, 2017. Pursuant to the Hall Settlement Agreement, the Company agreed to pay Hall MOM $3,000,000, plus interest and attorneys’ fees (collectively, the “Settlement Payment”). The parties agreed to structure the Settlement Payment as follows: (i) $70,000 in settlement of Hall MOM’s legal fees payable immediately; (ii) $500,000 payable on or before March 15, 2017; (iii) $500,000 payable on or before March 31, 2017; and (iv) $2,000,000 payable in the form of a promissory note in principal amount equal to $2,000,000 (the “Hall Note”).

On March 14, 2017, the Company made a settlement payment of $1,000,000 to Hall MOM.

Pursuant to the Hall Note, the Company is required to make monthly payments equal to at least $50,000 beginning on April 3, 2017. All unpaid principal and interest under the Hall Note becomes due and payable on its maturity date, December 31, 2017. Interest accrues on the Hall Note at 10% per annum on its outstanding balance through June 30, 2017 and 15% per annum thereafter. Upon full payment of all amounts due under the Hall Settlement Agreement, Hall MOM will transfer to the Company the 450,379 shares of DPPL, the Company’s majority owned subsidiary, owned by Hall MOM and a stipulation of dismissal may be filed by the Company or Hall MOM to stipulate to the dismissal and release of all claims under the previously disclosed and described action styled HALL MOM, LLC v. MoneyOnMobile, Inc., f/k/a Calpian, Inc., Cause No. DC-16-13433, in the 192nd Judicial District of Dallas County, Texas.

Upon an event of default under the Hall Settlement Agreement, which, among other things, include the failure to make any of the Settlement Payments or breach of any obligations under the Hall Note. In the event of such default and expiration of any applicable cure period, Hall MOM will be entitled to file, without any further dispute, an agreed final judgment (the “Judgment”) against the Company with the Dallas County courts.

The foregoing description of the terms of the Hall Settlement Agreement, the Hall Note and the Judgment does not purport to be complete and is subject to, and qualified in its entirety by reference to the Hall Settlement Agreement, the Hall Note and the Judgment, which are filed herewith as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Settlement Agreement and Release
99.2	Promissory Note issued to Hall MOM, LLC
99.3	Agreed Final Judgment

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: March 15, 2017	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibits

Exhibit No.	Description
99.1	Settlement Agreement and Release
99.2	Promissory Note issued to Hall MOM, LLC
99.3	Agreed Final Judgment